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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 9, 2005

                            WHOLE FOODS MARKET, INC.
             (Exact name of registrant as specified in its charter)

         Texas                       0-19797                   74-1989366
       (State of                 (Commission File            (IRS Employer
     incorporation)                  Number)             Identification Number)

                                550 Bowie Street
                               Austin, Texas 78703
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (512) 477-4455

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
[ ]  Soliciting material pursuant to Rule 14a-12 of the Exchange Act
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 9, 2005, the Company issued a press release announcing its results of operations for its fourth fiscal quarter ended September 25, 2005. A copy of the press release is furnished herewith as Exhibit 99.1.

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides information regarding Economic Value Added ("EVA") in the press release as additional information about its operating results. This measure is not in accordance with, or an alternative to, GAAP. The Company's management believes that this presentation provides useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses this measure for reviewing the financial results of the Company and for incentive compensation and capital planning purposes. The press release includes a tabular reconciliation of this non-GAAP financial measure to GAAP net income, which the Company believes to be the most directly comparable GAAP financial measure.

The information contained in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Item 2.02 or Exhibit 99.1 shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 7.01   REGULATION FD DISCLOSURE

On November 9, 2005 the Company issued a press release announcing that its Board of Directors has declared its quarterly dividend of $0.30 per share and a special one-time dividend of $4.00 per share, both payable January 23, 2006 to shareholders of record at the close of business on January 13, 2006. The Company also announced that its Board of Directors approved a two-for-one stock split, that will be distributed on December 27, 2005 to shareholders of record at the close of business on December 12, 2005, and a stock repurchase program of up to $200 million over the next four years. Dividend amounts are presented on a pre-split basis. A copy of the press release is furnished herewith as Exhibit 99.2.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
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(d)  Exhibits

     99.1 Press release dated November 9, 2005, regarding fourth quarter results of operations.
     99.2 Press release, dated November 9, 2005, regarding dividends, two-for-one stock split and stock repurchase program.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               WHOLE FOODS MARKET, INC.


Date: November 9, 2005                         By:  /s/  Glenda Flanagan
                                                    ----------------------------
                                                    Glenda Flanagan
                                                    Executive Vice President and
                                                    Chief Financial Officer

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